Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of this quarterly report on Form 10-Q of TRW Automotive Holdings Corp. (the “Company”) for the period ended July 1, 2011, with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:
1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 3, 2011	/s/ John C. Plant
John C. Plant
Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer (Principal Financial Officer)